POTOMAC FUNDS

10 Year Plus Fund
ContraBond Fund

Supplement to
Prospectus and Statement of Additional Information
Each Dated December 29, 2005

Effective May 1, 2006, the investment target and investment objective of the 10 Year Plus Fund and the ContraBond Fund (the “Funds”) will change to the following:

The 10 Year Plus Fund seeks to provide investment returns that correspond to 250% of the daily price movement of the benchmark 10 Year Note. The term “Plus” in the 10 Year Plus Fund’s name refers to the notion that if the 10 Year Plus Fund is successful in meeting its objective, the net asset value of its shares should increase two and a half times as much as any daily gain in the level of the benchmark 10 Year Note. Conversely, the net asset value of the 10 Year Plus Fund’s shares should decrease two and a half times as much as any daily decrease in the price of the 10 Year Note.

The ContraBond Fund seeks to provide investment returns that correspond to 250% of the inverse, or opposite, of the daily price movement of the benchmark 10 Year Note. If it is successful in meeting its objective, the net asset vale of the ContraBond Fund’s shares should increase two and a half times as much as any daily decrease in the level of the benchmark 10 Year Note. Conversely, the net asset value of the ContraBond Fund’s shares should decrease two and a half times as much as any daily increase in the price of the 10 Year Note.

It is not anticipated that the Funds’ investment strategies will materially change in any way. An example of the new investment target and objective for the Funds is as follows:

The 10 Year Plus Fund and the ContraBond Fund are targeted to the 10 Year Note. If, on a given day, the 10 Year Note gains 2%, the 10 Year Plus Fund is designed to gain approximately 5% (which is equal to 250% of 2%), while the ContraBond Fund is designed to lose 5% (which is equal to 250% of 2%). Conversely, if the 10 Year Note loses 1% on a given day, the ContraBond Fund is designed to gain 2.5%, while the 10 Year Plus Fund is designed to lose 2.5%.

Until May 1, 2006, Rafferty Asset Management, LLC, investment advisor to the Funds, will continue to pursue the Funds’ current investment objectives of seeking investment returns that for the 10 Year Plus Fund correspond to 200% of the performance of the 10 Year Note and for the ContraBond Fund inversely correspond (opposite) 200% of the performance of the 10 Year Note.

Questions regarding this change may be directed to the Fund at (800) 851-0511.

Please retain this Supplement for future reference.
The date of this Supplement is March 1, 2006.